UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 13, 2025

NATICS CORP.

(Exact Name of Registrant as Specified in Charter)

Wyoming	000-56732	98-1660105
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

App 6, App 6, Yehuda Gorodiski 1

Rehovot, Israel 7623101

Email: natics.corp@yahoo.com

natics.corp@zohomail.eu

(Address and telephone number of principal executive offices)

Registrant’s telephone number, including area code: +13072220096

(Former name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common	NTCS	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 13, 2025, Natics Corp. (the “Company”) appointed Mr. Aleksandre Machitidze and Mr. Giorgi Gavaketashvili to the Company’s Board of Directors, effective immediately. There were no director resignations in connection with these appointments.

Mr. Aleksandre Machitidze has over five years of experience in business development and strategic operations. He previously served in management roles within several technology and logistics ventures, where he focused on optimizing workflow structures and expanding international partnerships. Mr. Machitidze’s deep understanding of organizational strategy and his record of driving operational efficiency are expected to support the Company’s continued growth and corporate governance initiatives.

Mr. Giorgi Gavaketashvili brings a strong background in entrepreneurship and team leadership, having successfully managed multiple projects in the fields of sports management and digital marketing. His experience building brand visibility and fostering collaborative environments aligns with the Company’s vision to strengthen its market position and enhance stakeholder engagement.

There are no family relationships between either Mr. Machitidze or Mr. Gavaketashvili and any director or executive officer of the Company. There are also no related party transactions between either of them and the Company that would require disclosure under Item 404(a) of Regulation S-K.

The newly appointed directors will serve until the next annual meeting of stockholders and until their successors are duly elected and qualified.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 13, 2025	Natics Corp.

	By:	/s/ Guy Pirotsky
Guy Pirotsky, President, Secretary,
Treasurer, Principal Executive Officer,
Principal Financial Officer and
Principal Accounting Officer and Director

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